NEWS RELEASE

CellCyte Genetics Corp. Responds to Plaintiff Law Firm Press Releases

     January 18, 2008/PRNewswire-FirstCall/ Kirkland, WA. -- In response to the recent comments by certain plaintiff law firms regarding their filing of class action lawsuits, CellCyte Genetics Corporation (the "Company") (Symbol OTCBB-CCYG) asserts that the pending claims are without merit and will be shown to be so in a court of law. To that end, CellCyte has retained the international law firm of Duane Morris LLP as its counsel and will defend itself vigorously in these matters. Concurrently, the Company will continue its commitment to and pursuit of its policy of ensuring that its operations comply with all applicable laws.

     "CellCyte is a sound enterprise, with a solid plan to develop our technology for the delivery of adult stem cells to the human heart," said Gary A. Reys, Chairman and CEO of CellCyte. "Our highly skilled management team is committed to developing this and our other technologies to their fullest potential. We look forward to meeting these legal claims in court."

     CellCyte Genetics is actively engaged in carrying out its business plan and corporate objectives as stated in the company's literature and filings. This fact is evidenced by such major advances as its move to the Company's new 26,000 foot facility and corporate offices in Bothell, Washington last month - the result of months of planning, investment and very hard work by a dedicated staff.

     About CellCyte Genetics

     CellCyte Genetics, a Washington State company, is an emerging biotechnology company engaged in the principal business of the discovery, development and commercialization of breakthrough stem cell enabling therapeutic products.

     For further information see: www.cellcyte.com.

     Symbol: OTCBB - CCYG; Frankfurt/Berlin Symbol - LK6 WKN. No.: A0MLCV.

     Contact:     George D. Niespolo
                       Duane Morris LLP
                       415.957.3013
                       gdniespolo@duanemorris.com

Safe Harbor Statement

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THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO- TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION. THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKE FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

CellCyte Genetics | 1725 220th Street SE | Bothell | Washington | 98021 | USA